TEMPLETON
FUNDS, INC.

TEMPLETON WORLD FUND
TEMPLETON FOREIGN FUND

STATEMENT OF
ADDITIONAL INFORMATION                                               LOGO
                                           100 FOUNTAIN PARKWAY, P.O. BOX 33030
JANUARY 1, 1998                   ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN
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

               TABLE OF CONTENTS                      PAGE
               How Do the Funds Invest Their
                 Assets?............................    2
               What Are the Risks of Investing
                in the Funds?.......................    4
               Investment Restrictions..............    8
               Officers and Directors...............    9
               Investment Management and Other
                 Services...........................   14
               How Do the Funds Buy Securities for
                 Their Portfolios?..................   15
               How Do I Buy, Sell and Exchange
                 Shares?............................   17
               How Are Fund Shares Valued?..........   20
               Additional Information on
                 Distributions and Taxes............   20
               The Funds' Underwriter...............   25
               How Do the Funds Measure
                 Performance?.......................   27
               Miscellaneous Information............   30
               Financial Statements.................   31
               Useful Terms and Definitions.........   31
               Appendix.............................   33
                 Description of Ratings.............   33

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When  reading  this SAI,  you will see  certain  terms  beginning  with  capital letters. This means the term is explained under "Useful Terms and Definitions."

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Templeton  Funds,  Inc. (the  "Company") is a diversified,  open-end  management investment company consisting of the following: Templeton World Fund ("World Fund") and Templeton Foreign Fund ("Foreign Fund") (each, a "Fund" and collectively, the "Funds"). World Fund's investment goal is long-term capital growth, which it seeks to achieve by a flexible policy of investing in the equity and debt securities of companies and governments of any nation. Any income realized will be incidental. Foreign Fund's investment goal is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligation of companies and governments outside the U.S. Any income realized will be incidental.

Each Fund's Prospectus, dated January 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the Funds' Class I and Class II shares. Foreign Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN EACH FUND'S PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

    O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

    O   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
        BANK;

    O   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
        PRINCIPAL.

                                                                  TL SAI 01/98

HOW DO THE FUNDS INVEST THEIR ASSETS?

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The following  provides more detailed  information  about some of the securities the Funds may buy and their investment policies. You should read it together with the section in each Fund's Prospectus entitled "How Does the Fund Invest Its Assets?"

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's Net Asset Value.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Global Advisors will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Each Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, I.E., banks or broker-dealers which have been determined by Global Advisors to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. World Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. World Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. World Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. World Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities
("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturi- ties, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structures investments. Although the Funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Funds' assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds' restrictions on investments in illiquid securities.

STOCK INDEX FUTURES CONTRACTS. World Fund's investment policies permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of World Fund's total assets as of the time when such contracts are entered into. Successful use of stock index futures is subject to Global Advisors' ability to predict correctly movements in the direction of the stock markets. No assurance can be given that Global Advisors' judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if World Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will gain $2,000 (500 units x gain of $4). If World Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will lose $2,000 (500 units x loss of $4).

During or in anticipation of a period of market appreciation, World Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which World Fund proposes to buy change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to World Fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, World Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that World Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time World Fund purchases a stock index futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with World Fund's custodian. When selling a stock index futures contract, World Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, World Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting World Fund to purchase the same futures contract at a price no higher than the price of the contract written by World Fund (or at a higher price if the difference is maintained in liquid assets with World Fund's custodian).

STOCK INDEX OPTIONS. World Fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

World Fund may write call options and put options only if they are "covered." A call option on an index is covered if World Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if World Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian. A put option is also covered if World Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by World Fund expires, World Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by World Fund expires unexercised, World Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when World Fund desires.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

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FOREIGN  SECURITIES.  Each Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating their Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although each Fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' shareholders.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Funds due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Funds to lose their registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial- industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by Global Advisors. Further, this also could cause a delay in the sale of Russian company securities by the Funds if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Each Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Either Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the flexible policy of the Funds, Global Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of either Fund.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of either Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of Global Advisors, any losses resulting from the holding of either Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES. Bonds rated Caa by Moody's are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. Such securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each Fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of each Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery.

The Funds may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, each Fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the Funds may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

DERIVATIVE SECURITIES. There are additional risks involved in stock index futures transactions. These risks relate to World Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. World Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by World Fund for hedging purposes also depends upon Global Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when World Fund seeks to close out an option position. If World Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by World Fund, it would not be able to close out the option. If restrictions on exercise were imposed, World Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by World Fund is covered by an option on the same index purchased by World Fund, movements in the index may result in a loss to World Fund; however, such losses may be mitigated by changes in the value of World Fund's securities during the period the option was outstanding.

INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------
Each Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the respective Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a Fund or
(ii) 67% or more of the shares of a Fund present at a shareholder meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy, whichever is less.

The Funds MAY NOT:

    1. Invest in real estate or mortgages on real estate (although each Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts except that World Fund may purchase or sell stock index futures contracts.

    2. Purchase or retain securities of any company in which directors or officers of the Company or of its Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

    3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

    4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

    5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Funds may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

    6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the Board may by resolution approve. As an operating policy approved by the Board, neither Fund will pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the shares of a Fund. (For purposes of this restriction, collateral arrangements by World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)

    7. Invest more than 5% of the value of a Fund's total assets in securities of issuers which have been in continuous operation less than three years.

    8. Invest more than 5% of a Fund's total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

    9. Invest more than 15% of a Fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. A Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and a Fund may not be able to dispose of its holdings in these securities at the current market price.

   10. Invest more than 25% of a Fund's total assets in a single industry.

   11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

   12. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Do the Funds Buy Securities for its Portfolios?" as to transactions in the same securities for the Funds, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

The Funds may also be subject to investment limitations imposed by foreign jurisdictions in which the Funds sells their shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Funds, the Funds may receive stock, real estate, or other investments that the Funds would not, or could not, buy. In this case, the Funds intend to dispose of the investment as soon as practicable while maximizing the return to shareholders. Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit either Fund from purchasing securities pursuant to subscription rights distributed to either Fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to either Fund's status as a diversified investment company under the 1940 Act).

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

-------------------------------------------------------------------------------
The Board has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The
Board, in turn, elects the officers of the Company who are responsible for administering the Funds' day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Company under the 1940 Act are indicated by an asterisk (*).



                                                POSITIONS AND OFFICES
            NAME, AGE AND ADDRESS               WITH THE FUND              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
            ----------------------------------- -------------------------- ----------------------------------------------------
             HARRIS J. ASHTON                Director               Chairman of the board, president and chief
             Metro Center                                          executive officer of General Host  Corporation
             1 Station Place                                       (nursery and craft centers); director of RBC
             Stamford, Connecticut                                 Holdings Inc. (a bank holding company) and
             Age 65                                                Bar-S Foods (a meat packing company); and
                                                                   director or trustee of 52 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds.
            -------------------------------- --------------------- ---------------------------------------------
            * NICHOLAS F. BRADY              Director              Chairman  of  Templeton  Emerging   Markets
             The Bullitt House                                     Investment Trust PLC; chairman of Templeton Latin
             102 East Dover Street                                 America  Investment Trust PLC; chairman of
             Easton, Maryland                                      Darby Overseas Investments, Ltd. and Darby
             Age 67                                                Emerging Markets Investments LDC (investment firms)
                                                                   (1994-present); chairman and director of
                                                                   Templeton Central and Eastern European
                                                                   Investment Company; director of the Templeton
                                                                   Global Strategy Funds, Amerada Hess
                                                                   Corporation, Christiana Companies, and the H.J.
                                                                   Heinz Company; formerly, Secretary of the United
                                                                   States Department of the Treasury (1988-1993)
                                                                   and chairman of the board of Dillon, Read & Co.,
                                                                   Inc.(investment banking) prior to 1988; and
                                                                   director or trustee of 23 of the investment
                                                                   companies in the Franklin Templeton
                                                                   Group of Funds.

        ------------------------------- ---------------------- -------------------------------------------------------------------
             S. JOSEPH FORTUNATO             Director              Member  of the law firm of  Pitney,  Hardin,
             200 Campus Drive                                      Kipp&   Szuch;    director   of   General   Host
             Florham Park, New Jersey                              Corporation (nursery and craft centers); and
             Age 65                                                director or trustee of 54 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds.
            -------------------------------- --------------------- ---------------------------------------------
             JOHN Wm. GALBRAITH              Director               President of Galbraith Properties, Inc.
             360 Central Avenue                                    (personal investment  company);  director of
             Suite 1300                                            GulfWest Banks, Inc. (bank holding company)
             St. Petersburg, Florida                               (1995-present); formerly, director of
             Age 76                                                Mercantile Bank  (1991-1995),  vice chairman
                                                                   of Templeton, Galbraith & Hansberger Ltd.
                                                                   (1986-1992) and chairman of Templeton Funds
                                                                   Management,  Inc. (1974-1991);  and director
                                                                   or trustee of 22 of the investment companies
                                                                   in the Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             ANDREW H. HINES, JR.            Director              Consultant for the Triangle Consulting
             150 Second Avenue N.                                  Group; executive-in-residence of Eckerd College
             St. Petersburg, Florida                               (1991-present); formerly, chairman of the
             Age 74                                                board and chief executive officer of Florida
                                                                   Progress Corporation (1982-1990) and director of
                                                                   various of its subsidiaries; and director or
                                                                   trustee of 24 of the investment companies in the
                                                                   Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
            * CHARLES B. JOHNSON             Chairman of the       President,   chief  executive   officer  and
             777 Mariners Island Blvd.       Board and Vice        director of Franklin Resources, Inc.; chairman of
             San Mateo, California           President             the board and  director  of  Franklin  Advisers,
             Age 64                                                Inc., Franklin Investment Advisory Services, Inc.,
                                                                   Franklin Advisory Services, Inc. and
                                                                   Franklin Templeton Distributors, Inc.; director of
                                                                   Franklin/Templeton Investor Services, Inc.,
                                                                   Franklin Templeton Services, Inc.and General
                                                                   Host Corporation (nursery and craft centers);
                                                                   and officer and/or director or trustee,  as
                                                                   the case may be, of most of the other
                                                                   subsidiaries of Franklin Resources, Inc. and
                                                                   53 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
            * RUPERT H. JOHNSON, JR.         Director and          Executive vice president and director of
             777 Mariners Island Blvd.       Vice President        Franklin Resources, Inc. and Franklin Templeton
             San Mateo, California                                 Distributors,  Inc.; president and director of
             Age 57                                                Franklin   Advisers,  Inc.;  senior  vice
                                                                   president and director of Franklin Advisory Services,
                                                                   Inc. and Franklin Investment Advisory Services,
                                                                   Inc.; director of Franklin/Templeton Investor
                                                                   Services, Inc.; and officer and/or director or
                                                                   trustee, as  the case may be, of most other
                                                                   subsidiaries of Franklin Resources, Inc. and 57
                                                                   of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             BETTY P. KRAHMER                Director              Director or trustee of various civic
             2201 Kentmere Parkway                                 associations;  formerly,  economic  analyst,
             Wilmington, Delaware                                  U.S.government; and director or trustee of 23 of
             Age 68                                                the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             GORDON S. MACKLIN               Director              Chairman of White River Corporation (financial
             8212 Burning Tree Road                                services); director of Fund American
             Bethesda, Maryland                                    Enterprises Holdings, Inc., MCI Communications
             Age 69                                                Corporation, CCC Information Services Group,
                                                                   Inc. (information services), MedImmune, Inc.
                                                                   (biotechnology), Shoppers Express (home
                                                                   shopping) and Spacehab, Inc. (aerospace
                                                                   services);  formerly,  chairman of Hambrecht
                                                                   and Quist Group, director of H&Q Healthcare
                                                                   Investors and president of the  National
                                                                   Association of Securities Dealers, Inc.; and
                                                                   director or trustee of 51 of the investment
                                                                   companies in the Franklin Templeton Group of
                                                                   Funds.
            -------------------------------- --------------------- ---------------------------------------------
             FRED R. MILLSAPS                Director               Manager of personal investments (1978-present);
             2665 N.E. 37th Drive                                  director of various business and nonprofit
             Fort Lauderdale, Florida                              organizations; formerly, chairman and chief
             Age 68                                                executive officer of Landmark Banking
                                                                   Corporation (1969-1978), financial vice
                                                                   president of Florida Power and Light
                                                                   (1965-1969), and vice president of the Federal
                                                                   Reserve  Bank of Atlanta (1958-1965); and director
                                                                   or trustee of 24 of the investment companies  in
                                                                   the  Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             MARK G. HOLOWESKO               President             President and chief investment officer of
             Lyford Cay                                            Templeton Global Advisors Limited; executive
             Nassau, Bahamas                                       vice president and director of Templeton
             Age 37                                                Worldwide, Inc.; formerly, investment
                                                                   administrator with  RoyWest Trust Corporation
                                                                   (Bahamas) Limited (1984-1985); and officer
                                                                   of 23 of the investment companies in
                                                                   the  Franklin Templeton Group of Funds.
         ------------------------------- ---------------------- -------------------------------------------------------------------
             HARMON E. BURNS                 Vice President        Executive vice president, secretary and
             777 Mariners Island Blvd.                             director   of  Franklin   Resources,   Inc.
             San Mateo, California                                 executive vice president and director of Franklin
             Age 52                                                Templeton Distributors, Inc. and Franklin
                                                                   Templeton Services, Inc.; executive vice
                                                                   president   of  Franklin   Advisers,   Inc.;
                                                                   director of  Franklin/Templeton   Investor  Services,
                                                                   Inc.; and officer and/or  director or trustee,  as
                                                                   the case   may  be,   of   most  of  the   other
                                                                   subsidiaries of Franklin Resources, Inc. and 57 of the
                                                                   investment companies in the Franklin Templeton
                                                                   Group of Funds.
          -------------------------------- --------------------- ---------------------------------------------
             CHARLES E. JOHNSON            Vice President          Senior  vice   president   and  director  of
             500 East Broward Blvd.                                Franklin Resources, Inc.; senior vice president of
             Fort Lauderdale, Florida                              Franklin Templeton Distributors, Inc.;
             Age 41                                                president and director of Templeton Worldwide,
                                                                   Inc.; president, chief executive officer,chief
                                                                   investment officer and director of Franklin
                                                                   Institutional Services Corporation; chairman and
                                                                   director of Templeton Investment Counsel,
                                                                   Inc.; vice president of Franklin Advisers,
                                                                   Inc.; officer and/or director of some of the
                                                                   other subsidiaries of Franklin Resources, Inc.; and
                                                                   officer and/or director or trustee, as  the  case may
                                                                   be, of 37 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
          ------------------------------- ---------------------- -------------------------------------------------------------------
             DEBORAH R. GATZEK               Vice President        Senior vice president and general counsel of
             777 Mariners Island Blvd.                             Franklin   Resources,   Inc.;   senior  vice
             San Mateo, California                                 president of Franklin Templeton Services, Inc.
             Age 49                                                and Franklin Templeton Distributors, Inc.; vice
                                                                   president of Franklin Advisers, Inc. and Franklin
                                                                   Advisory Services, Inc.; vice president, chief legal
                                                                   officer and chief operating officer of Franklin
                                                                   Investment Advisory Services, Inc.; and officer of
                                                                   57 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             MARTIN L. FLANAGAN              Vice President        Senior vice president and chief financial
             777 Mariners Island Blvd.                             officer of Franklin Resources, Inc.; director
             San Mateo, California                                 and executive vice president of Templeton
             Age 37                                                Worldwide, Inc.; director, executive vice
                                                                   president and chief operating officer of
                                                                   Templeton  Investment Counsel,  Inc.; senior
                                                                   vice president and treasurer of Franklin
                                                                   Advisers, Inc.; treasurer of Franklin Advisory
                                                                   Services, Inc.;  treasurer and chief financial
                                                                   officer of Franklin Investment Advisory
                                                                   Services, Inc.;president of Franklin Templeton
                                                                   Services, Inc.; senior vice president of Franklin/Templeton
                                                                   Investor Services, Inc.; and officer and/or
                                                                   director or trustee,  as the case may be, of
                                                                   57 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             JEFFREY A. EVERETT             Vice President         Executive vice president, portfolio management
             Lyford Cay                                            of Templeton Global Advisors Limited; formerly,
             Nassau, Bahamas                                       investment officer at First Pennsylvania
             Age 33                                                Investment Research (until 1989); and officer
                                                                  of 2 of the investment companies in the
                                                                  Franklin Templeton Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             JOHN R. KAY                     Vice President        Vice president and treasurer of Templeton
             500 East Broward Blvd.                                Worldwide, Inc.; assistant vice president of
             Fort Lauderdale, Florida                              Franklin Templeton Distributors, Inc.;
             Age 57                                                formerly,  vice  president and controller of
                                                                   the Keystone Group, Inc.; and  officer
                                                                   of 27 of the investment companies in
                                                                   the  Franklin Templeton Group of Funds.
        ------------------------------- ---------------------- -------------------------------------------------------------------
             ELIZABETH M. KNOBLOCK           Vice President-       General counsel, secretary and a senior vice
             500 East Broward Blvd.          Compliance            president of Templeton Investment Counsel,
             Fort Lauderdale, Florida                              Inc.; senior vice president of Templeton Global
             Age 42                                                Investors,  Inc.;  formerly,  vice president
                                                                   and associate  general counsel of Kidder Peabody
                                                                   & Co. Inc. (1989-1990), assistant general counsel
                                                                   of Gruntal &  Co., Inc. (1988), vice president
                                                                   and associate general counsel of Shearson
                                                                   Lehman Hutton Inc. (1988), vice president and
                                                                   assistant general counsel of E.F. Hutton & Co.
                                                                   Inc. (1986-1988), and special counsel of the
                                                                   Division   of Investment Management of the U.S.
                                                                   Securities and Exchange Commission(1984-1986);
                                                                   and officer of 23 of  the investment companies  in
                                                                   the  Franklin Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             JAMES R. BAIO                   Treasurer             Certified public accountant; treasurer of
             500 East Broward Blvd.                                Franklin Mutual Advisers, Inc.; senior vice
             Fort Lauderdale, Florida                              president of Templeton Worldwide, Inc.,
             Age 43                                                Templeton   Global   Investors,   Inc.   and
                                                                   Templeton Funds Trust Company; formerly, senior
                                                                   tax manager with Ernst & Young (certified public
                                                                   accountants) (1977-1989); and treasurer
                                                                   of 24 of the investment companies in the Franklin
                                                                   Templeton Group of Funds.
            -------------------------------- --------------------- ---------------------------------------------
             BARBARA J. GREEN                Secretary             Senior vice president of Templeton Worldwide,
             500 East Broward Blvd.                                Inc. and an officer of other subsidiaries of
             Fort Lauderdale, Florida                              Templeton Worldwide, Inc.; senior vice
             Age 50                                                president  of  Templeton  Global  Investors,
                                                                   Inc.; formerly, deputy director of the Division
                                                                   of Investment Management, executive assistant and
                                                                   senior advisor to the chairman, counsellor to
                                                                   the chairman, special counsel and attorney
                                                                   fellow,  U.S. Securities and Exchange Commission
                                                                   (1986-1995), attorney, Rogers & Wells, and
                                                                   judicial clerk, U.S. District Court (District of
                                                                   Massachusetts); and secretary of 23 of the
                                                                   investment companies in the Franklin Templeton
                                                                   Group of Funds.
      -------------------------------- --------------------- -------------------------------------------------------


* Nicholas F. Brady, Rupert H. Johnson, Jr. and Charles B. Johnson are "interested persons" of the Company under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson and Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Global Advisors. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Global Advisors are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Company are not interested persons.

The table above shows the officers and Board members who are affiliated with Distributors and Global Advisors. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Company pays the nonaffiliated Board members and Mr. Brady an annual retainer of $12,500, a fee of $950 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Company and by other funds in the Franklin Templeton Group of Funds.



                                                   TOTAL FEES        NUMBER OF BOARDS IN
                                 TOTAL FEES    RECEIVED FROM THE  THE FRANKLIN TEMPLETON
                               RECEIVED FROM  FRANKLIN TEMPLETON     GROUP OF FUNDS ON
          NAME                  THE COMPANY    GROUP OF FUNDS**    WHICH EACH SERVES***
         ------------------- -------------- ------------------- -----------------------
         Harris J. Ashton...    $ 16,300         $ 339,842                52
         Nicholas F. Brady..      16,300           119,675                23
         S. Joseph Fortunato      16,300           356,762                54
         John Wm. Galbraith.      17,420           117,675                22
         Andrew  H. Hines, Jr     17,420           144,175                24
         Betty P. Krahmer...      16,300           119,675                23
         Gordon S. Macklin..      16,300           332,492                51
         Fred R. Millsaps...      17,420           114,175                24

*  For the fiscal year ended August 31, 1997.

**  For the calendar year ended December 31, 1997.

*** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 172 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of November 26, 1997, the officers and Board members, as a group, owned of record and benefithe following shares of each Fund: approximately 622,828 shares of World Fund -- Class I and 254,557 shares of Foreign Fund -- Class I and 38,721 Advisor Class shares of Foreign Fund, or less than 1% of the total outstanding Class I shares of each Fund and less than 1% of the total outstanding Advisor Class shares of Foreign Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND
OTHER SERVICES

------------------------------------------------------------------------------
INVESTMENT MANAGER AND SERVICES PROVIDED. Each Fund's investment manager is Global Advisors. Global Advisors provides investment research and portfolio management services, including the selection of securities for the Funds to buy, hold or sell and the selection of brokers through whom the Funds' portfolio transactions are executed. Global Advisors renders its services to the Funds from outside the U.S. and its activities are subject to the review and supervision of the Board to whom Global Advisors renders periodic reports of the Funds' investment activities. Global Advisors and its officers, directors and employees are covered by fidelity insurance for the protection of the Funds.

Global Advisors and its affiliates act as investment manager to numerous other investment companies and accounts. Global Advisors may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Global Advisors on behalf of the Funds. Similarly, with respect to the Funds, Global Advisors is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Global Advisors and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Global Advisors is not obligated to refrain from investing in securities held by the Funds or other funds that it manages. Of course, any transactions for the accounts of Global Advisors and other access persons will be made in compliance with the Funds' Code of Ethics. Please see "Miscellaneous Information -- Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each Fund pays Global Advisors a monthly management fee equal to an annual rate of 0.75% of the average daily net assets of the Fund up to the first $200,000,000, reduced to a fee of 0.675% of such average daily net assets in excess of $200,000,000 up to $1,300,000,000. Each class pays its proportionate share of the management fee.

For the fiscal years ended August 31, 1997, 1996 and 1995, management fees paid to Global Advisors were as follows:


                    YEAR ENDED
                    AUGUST 31       1997         1996          1995
                   -------------- ------------ ------------- ------------
                   World Fund
                     Management
                     Fees.......  $47,200,213  $ 38,564,076  $33,261,874
                   Foreign Fund
                     Management
                     Fees.......  $79,502,378  $ 51,600,846  $36,110,792


MANAGEMENT AGREEMENTS. The management agreements are in effect until December 31, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of that Fund's outstanding voting securities, or by Global Advisors on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Funds. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Company pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Company's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended August 31, 1997, 1996 and 1995, the Company paid administration fees totaling $16,145,466, $11,564,072 and $8,965,630, respectively.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Company's shareholder servicing agent and acts as the
Company's  transfer  agent  and  dividend-paying  agent.  Investor  Services  is compensated  on the  basis  of a fixed  fee per  account.  Each  Fund  may  also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the respective Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by each Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Funds' assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the Funds' independent auditors. During the fiscal year ended August 31, 1997, their auditing services consisted of rendering an opinion on each Fund's financial statements included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, and review of each Fund's filings with the SEC.

HOW DO THE FUNDS BUY SECURITIES
FOR THEIR PORTFOLIOS?

-------------------------------------------------------------------------------

Global Advisors selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Global Advisors seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by each Fund is negotiated between Global Advisors and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Global Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Global Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Global Advisors may pay certain brokers commissions that are higher than those another broker may charge, if Global Advisors determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Global Advisors' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Global Advisors include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Global Advisors in carrying out its investment advisory responsibilities. These services may not always directly benefit each Fund. They must, however, be of value to Global Advisors in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Global Advisors receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Global Advisors to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Global Advisors and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of the Funds' shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Global Advisors will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by Global Advisors are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Global Advisors, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be affected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

During the fiscal years ended August 31, 1997, 1996 and 1995, World Fund paid brokerage commissions totaling $12,702,676, $5,691,000 and $8,042,091, respectively. During the fiscal years ended August 31, 1997, 1996 and 1995, Foreign Fund paid brokerage commissions totaling $20,265,126, $10,641,000 and $11,925,138, respectively.

As of August 31, 1997, World Fund owned securities issued by Merrill Lynch & Co., Inc and Morgan Stanley, Dean Witter Discover & Co. valued in aggregate at $83,867,550 and $142,015,528, respectively. As of August 31, 1997, Foreign Fund did not own securities of its regular broker-dealers. Except as noted, the Funds did not own any securities issued by their regular broker dealers as of the end of the fiscal year.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

The Funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of a Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? -- Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of each Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


                                                        SALES
               SIZE OF PURCHASE --1 U.S. DOLLARS       CHARGE
               Under $30,000.........................    3.0%
               $30,000 but less than $50,000.........    2.5%
               $50,000 but less than $100,000........    2.0%
               $100,000 but less than $200,000.......    1.5%
               $200,000 but less than $400,000.......    1.0%
               $400,000 or more......................      0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in each Fund's Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in each Fund's Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the relevant Fund a signed shareholder application with the Letter of Intent section completed. After the Let- ter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of a Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in each Fund's Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of a Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in each Fund's Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with a Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of a Fund's shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if a Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

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We  calculate  the Net Asset  Value per share as of the  scheduled  close of the
NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Global Advisors.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by World Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

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DISTRIBUTIONS

1. DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

2. DISTRIBUTIONS OF CAPITAL GAINS. Each Fund may derive capital gains and losses in connection with sales of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Funds are required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

o "28% RATE GAINS": gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

o "20% RATE GAINS": gains resulting from securities sold by a Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236). This handbook has been revised to include 1997 Act tax law changes, and will be available in January, 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

3. CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Funds will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

4. FOREIGN TAX CREDITS INCLUDED IN DISTRIBUTIONS. Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund), and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. If a Fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund, and the income reported to you will be the net amount after these deductions.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Funds. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Funds to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116), and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

5. INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in a Fund.

TAXES

1. ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. In order to qualify as a regulated investment company for tax purposes, each Fund must meet certain specific requirements, including:

o The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% the Fund's total assets;

o The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and

o The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

2. EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the Funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and 98% of their capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Funds intend to declare and pay sufficient dividends in December (or in January that are treated by you as received in December), but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

3. REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the DISTRIBUTIONS section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares purchased.

4. DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any of shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another Fund in the Franklin Templeton Group of Funds(R), and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

5. U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Funds. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Funds will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

6. DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that only a small percentage of the dividends paid by the Funds for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Funds as eligible for such treatment. Dividends so designated by a Fund must be attributable to dividends earned by the Fund from U.S. corporations that were not debt financed.

Under the 1997 Act, the amount that each Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by a Fund were debt financed or held by a Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

7. INVESTMENT IN COMPLEX SECURITIES. World Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by World Fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by World Fund will be marked-to-market (I.E., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as "20% rate gain" and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the Fund.

When World Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. World Fund may make certain tax elections for mixed straddles (I.E., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, World Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

8.  INVESTMENTS  IN FOREIGN  CURRENCIES  AND  FOREIGN  SECURITIES.  Each Fund is
authorized  to  invest  in  foreign  currency   denominated   securities.   Such
investments, if made, will have the following additional tax consequences:

Under the Code, gains and losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and, with respect to World Fund, on the disposition of certain options, futures and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date its disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If a Fund's Section 988 losses exceed the Fund's other net investment income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

The 1997 Act generally requires that foreign income taxes be translated into U.S. dollars at the average exchange rate for the tax year in which the taxes are accrued. Certain exceptions apply to taxes paid or more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Funds current reporting procedure, foreign taxes paid are generally recorded at the time of each transaction using the foreign currency spot rate available for the date of each payment. Under the new law, Funds will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each payment and the year-end average exchange rate for all of a Fund's foreign tax payments. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

9. INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. Each Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While each Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that a Fund will do so and each Fund reserves the right to make such investments as a matter of its fundamental investment policy.

10. CONVERSION TRANSACTIONS. Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount".

A conversion transaction is any transaction in which substantially all of a Fund's expected return is attributable to the time value of the Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2)  the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

11. STRIPPED PREFERRED STOCK. Occasionally, each Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

THE FUND'S UNDERWRITER

-------------------------------------------------------------------------------
Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of World Fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1997, 1996 and 1995, were $13,309,479, $10,048,765 and $8,563,737, respectively. After allowances to dealers, Distributors retained $2,081,327, $1,549,642 and $1,962,439 in net underwriting discounts and commissions and received $40,118, $22,962 and $658 in connection with redemptions or repurchases of shares for the respective years. In connection with the offering of Foreign Fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1997, 1996 and 1995, were $44,743,259, $42,994,326 and $42,927,772, respectively. After allowances to dealers, Distributors retained $1,528,144, $3,233,516 and $6,510,032 in net underwriting discounts and commissions and received $372,630, $105,779 and $27,331 in connection with redemptions or repurchases of shares for the respective years, Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting a underwriter.

Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering of each Fund's shares throughout the world, except for Hong Kong and other parts of Asia, and other countries or territories as it might hereafter relinquish to another principal underwriter. The Funds' have entered into non-exclusive underwriting agreements with Templeton Franklin Investment Services (Asia) Limited ("Templeton Investment Services"), whose office address is 2701 Shui On Centre, Hong Kong as principal underwriter for sales of the shares in Hong Kong and other parts of Asia. The terms of the underwriting agreements with Templeton Investment Services are substantially similar to those of the Distribution Agreement with Distributors. Templeton Investment Services is an indirect wholly owned subsidiary of Resources.

In connection with the offering of World Fund's shares, aggregate foreign underwriting commissions for the fiscal years ended August 31, 1997, 1996 and 1995, were $933, $237 and $0, respectively. After allowances to dealers, Templeton Investment Services retained $185, $47 and $0 in net underwriting discounts and commissions and received $0, $0 and $0 in connection with redemptions or repurchases of shares for the respective years. In connection with the offering of Foreign Fund's shares, aggregate foreign underwriting commissions for the fiscal years ended August 31, 1997, 1996 and 1995, were $1,568, $0 and $0, respectively. After allowances to dealers, Templeton Investment Services retained $304, $0 and $0 in net underwriting discounts and commissions and received $0, $0 and $0 in connection with redemptions or repurchases of shares for the respective years.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLANS. Under the Class I plans, each Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

THE CLASS II PLANS. Under the Class II plans, each Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by a Fund.

Under the Class II plan, each Fund also pays an additional 10.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1. In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of a Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the noninterested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Global Advisors or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended August 31, 1997, the total amounts paid by each Fund pursuant to the Class I and Class II plans, and the purpose for which were used, are as follows:


                     WORLD FUND              CLASS I     CLASS II
                     --------------------  ------------ -----------
                     Advertising..........  $   791,426  $   11,840
                     Printing and mailing
                      of prospectuses
                      other than to current
                      shareholders........      199,613       2,986
                     Payments to
                       underwriters.......      158,571      77,217
                     Payments to broker-
                       dealers............   14,219,029   1,038,644
                     Other................            0           0
                                            -----------  ----------
                     Total Amount Paid....   15,368,639   1,130,687

                     FOREIGN FUND            CLASS I     CLASS II
                     -------------------- ------------ -----------
                     Advertising.......... $ 1,027,382  $  278,986
                     Printing and mailing
                      of prospectuses
                      other than to current
                      shareholders........     794,895     215,854
                     Payments to
                       underwriters.......     715,955     785,122
                     Payments to broker-
                       dealers............  27,775,660   7,612,883
                     Other................           0           0
                                           -----------  ----------
                     Total Amount Paid....  30,313,892   8,892,845


HOW DO THE FUNDS MEASURE
PERFORMANCE?

-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by each Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

World Fund's average annual total return for Class I for the one-, five- and ten-year periods ended August 31, 1997, was 25.07%, 17.88% and 11.42%, respectively. World Fund's average annual total return for Class II for the one-year period ended August 31, 1997, and for the period from inception (May 1, 1995) through August 31, 1997, was 29.31% and 21.35%, respectively. Foreign Fund's average annual total return for Class I for the one-, five- and ten-year periods ended August 31, 1997, was 19.76%, 13.86% and 11.64%, respectively. Foreign Fund's average annual total return for Class II for the one-year period ended August 31, 1997, and for the period from inception (May 1, 1995) through August 31, 1997, was 16.47% and 13.78%, respectively.

These figures were calculated according to the SEC formula:

P (1+T)n = ERV

where:

P = a hypothetical initial payment
    of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a
      hypothetical $1,000 payment
      made at the beginning ofeach
      period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. World Fund's cumulative total return for Class I for the one-, five- and ten-year periods ended August 31, 1997, was 25.07%, 127.60% and 194.80%, respectively. World Fund's cumulative total return for Class II for the one-year period ended August 31, 1997, and for the period from inception (May 1, 1995) through August 31, 1997, was 29.32% and 57.12%, respectively. Foreign Fund's cumulative total return for Class I for the one-, five- and ten-year periods ended August 31, 1997, was 12.66%, 80.00% and 182.85%, respectively. Foreign Fund's cumulative total return for Class II for the one-year period ended August 31, 1997, and for the period from inception (May 1, 1995) through August 31, 1997, was 16.47% and 35.18%, respectively.

VOLATILITY

Occasionally statistics may be used to show each Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Each Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment objec- tives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials about each Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, a Fund and Global Advisors may also refer to the following information:

(a) Global Advisors' and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital
     International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan
     Stanley Capital International(R) or a similar financial organization.

(d) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) Each Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in each Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n)  Quotations from the Templeton  organization's founder, Sir John Templeton,*
     advocating  the  virtues  of  diversification   and  long-term   investing,
     including the following:

         "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

         "Diversify by company, by industry and by country."

         "Always maintain a long-term perspective."

         "Invest for maximum total real return."

         "Invest -- don't trade or speculate."

         "Remain flexible and open-minded about types of investment."

         "Buy low."

         "When buying stocks, search for bargains among quality stocks."

         "Buy value, not market trends or the economic outlook."

         "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         "Do your homework or hire wise experts to help you."

         "Aggressively monitor your investments."

         "Don't panic."

         "Learn from your mistakes."

         "Outperforming the market is a difficult task."

         "An investor who has all the answers doesn't even understand all the questions."

         "There's no free lunch."

         "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in each Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in either Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

------------------------------------------------------------------------------
Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

The Company is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $215 billion in assets under management for more than 5.8 million U.S. based mutual fund shareholder and 121 U.S. based open-end investment companies to the public. Each Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectuses, shares of a Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of each Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

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The audited financial  statements contained in the Annual Report to Shareholders of each Fund of the Company, for the fiscal year ended August 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

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1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Company

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - World Fund offers two classes of shares, designated "Class I," and "Class II". The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. Foreign Fund offers three classes of shares, designated "Class I", "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R)and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

GLOBAL ADVISORS - Templeton Global Advisors Limited, the Funds' investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for each Fund's Class I and Class II shares dated January 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

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CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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* Sir John  Templeton  sold the Templeton  organization  to Resources in October
1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.